                                                                    EXHIBIT 10.7

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (the "Amendment No. 4") dated as of February 14, 2000 by and among CHAMPION ENTERPRISES, INC., a Michigan corporation (the "Borrower"), the Guarantors set forth herein, the Banks set forth herein, BANK ONE, N.A., as Syndication Agent, COMERICA BANK, as Documentation Agent and NATIONAL CITY BANK, HARRIS TRUST AND SAVINGS BANK, KEYBANK NATIONAL ASSOCIATION, BANK OF AMERICA, N.A. and WACHOVIA BANK, N.A., as Co-Agents, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Banks (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks, the Syndication Agent, the Documentation Agent, the Co-Agents and the Agent are parties to that certain Credit Agreement dated as of May 5, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, Amendment No. 2 dated as of March 31, 1999 and Amendment No. 3 dated as of July 1, 1999 (the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to further amend the Credit Agreement as hereinafter provided.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. Definitions.
     Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment No. 4.

         2. Amendment of Credit Agreement.
         A. Section 1.1 [Definitions] of the Credit Agreement is hereby amended by deleting the definitions of Consolidated Cash Flow From Operations", "Consolidated Debt" and "EBIT" in their entirety and inserting in lieu thereof the following:

          Consolidated Cash Flow From Operations for any period of determination shall mean (i) the sum of net income, depreciation, amortization, interest expense, income tax expense and the $33,600,000 special charge booked by the Borrower in the third quarter of 1999 in connection with the bankruptcy of independent home retailer, Ted Parker Home


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     Sales, Inc. minus (ii) noncash credits to net income and gains on the disposition of assets to the extent included in net income but not included in operating income, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

          Consolidated Debt shall mean, as of any date of determination, the Indebtedness of the Borrower and its Subsidiaries (other than Champion Development and any Subsidiary of Champion Development) minus Earn Out Obligations, Repurchase Obligations and cash on the balance sheet in excess of $20,000,000, determined and consolidated in accordance with GAAP.

          EBIT shall mean, for any period of determination, the sum of net income, interest expense, income tax expense and the $33,600,000 special charge booked by the Borrower in the third quarter of 1999 in connection with the bankruptcy of independent home retailer, Ted Parker Home Sales, Inc., in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

          B. The definition of "Significant Subsidiary," in Section 1.1, Section
7.1.2 [Payment of Liabilities, Including Taxes, Etc.], Section 7.1.12 [Champion Development] and Section 7.2.4 [Loans and Investments] of the Credit Agreement are hereby amended by inserting "and any Subsidiary of Champion Development" immediately after each use of "Champion Development," provided, with respect to
Section 7.1.12, the last reference in such section to "Champion Development" shall not be amended as set forth above.

          C. Section 2.1.1 [Revolving Credit Commitments] of the Credit Agreement is hereby amended by deleting the third sentence thereof in its entirety and inserting in lieu thereof the following:

          The Revolving Credit Loans shall be payable in four (4) installments in the aggregate amount and on the dates set forth below:

          Payment Date           Aggregate Amount
          September 30, 1999     $50,000,000
          February 14, 2000      $75,000,000
          September 28, 2001     $25,000,000
          Expiration Date        All outstanding Loans

          D. Section 7.2.3 [Guaranties] of the Credit Agreement is hereby amended by deleting clause (ii) in its entirety and inserting in lieu thereof the following:

          (ii)   Guaranties which in the aggregate do not exceed
     $15,000,000 of Indebtedness at any one time outstanding or

          E. Section 7.2.4 [Loans and Investments] of the Credit Agreement is hereby amended by deleting clause (viii) in its entirety and inserting in lieu thereof the following:

          (viii) loans, advances and investments in retail dealers of manufactured homes or other Persons doing business with any Loan Party or Subsidiary of any Loan Party not to exceed $5,000,000 in the aggregate at any one time.

          F. Section 7.2.13 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

          The Loan Parties shall not at any time permit the Leverage Ratio to exceed the ratios set forth below for the periods set forth below:

     Period                                 Ratio
     January 2, 2000 - April 1, 2000        3.25 to 1.00
     April 2, 2000 - July 1, 2000           3.50 to 1.00
     July 2, 2000 - September 30, 2000      3.25 to 1.00
     October 1, 2000 and thereafter         3.00 to 1.00

          G. Exhibit 7.3.3 [Quarterly Compliance Certificate] of the Credit Agreement is hereby deleted in its entirety and Exhibit 7.3.3 attached hereto is inserted in lieu thereof.

          3. Conditions of Effectiveness of this Agreement. The effectiveness of this Amendment No. 4 is expressly conditioned upon satisfaction of each of the following conditions precedent:

          (a) Representations and Warranties; No Defaults. The representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement; and no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

          (b) Counterparts. The Agent shall have received counterparts of this Amendment No. 4 duly executed by the



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     Borrower and the Required Banks, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent. This Amendment No. 4 may be executed by the parties hereto in any number of separate counterparts, each of which when taken together and duly executed and delivered shall together constitute one and the same instrument.

          (c) Borrower Certificate. The Agent shall have received a certificate signed by the Secretary or Assistant Secretary of the Borrower certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 4.

          (d) Amendment Fee. The Borrower shall pay or cause to be paid to the Agent for the account of the Banks an amendment fee (the "Amendment Fee") payable to those Banks which approve this Amendment No. 4 on or before 5:00pm (Pittsburgh, Pennsylvania time) on February 15, 2000 in the amount of the product of 5 basis points multiplied by the amount of such Bank's Commitment.

         4. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect on and after the date hereof.

         5. Governing Law. This Amendment No. 4 shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

         6. Fees and Expenses. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all legal costs, expenses and disbursements relating to this Amendment No. 4 which are payable by the Borrower as provided in Sections 9.5 and 10.3 of the Credit Agreement.


                            (SIGNATURE PAGE FOLLOWS)

         [SIGNATURE PAGE 1 OF 4 OF AMENDMENT NO. 4 TO CREDIT AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                             [BORROWER]


ATTEST:                           CHAMPION ENTERPRISES, INC.
                                  By:
-------------------------------       ---------------------------
                                  Name:  Joseph H. Stegmayer
                                  Title: Executive Vice President
[Seal]

                             [GUARANTORS]

ATTEST:                           EACH GUARANTOR LISTED ON
                                  SCHEDULE 1 HERETO
                                  By:
-------------------------------       ---------------------------
                                  Name:   Joseph H. Stegmayer
                                  Title: Chief Financial Office
                                         of each Guarantor listed
                                         on Schedule 1
[Seal]

                                    [SIGNATURE PAGE 2 OF 4 OF
                                   AMENDMENT NO. 4 TO CREDIT AGREEMENT]

                         [BANKS AND AGENTS]
                                  PNC BANK, NATIONAL ASSOCIATION,
                                  individually and as
                                  Administrative Agent

                                  By:
                                  Name:
                                  Title:


                                  BANK ONE, N.A., individually
                                  and as Syndication Agent

                                  By:
                                  Name:
                                  Title:


                                  COMERICA BANK, individually and
                                  as Documentation Agent

                                  By:
                                  Name:
                                  Title:


                                  NATIONAL CITY BANK,
                                  individually and as Co-Agent

                                  By:
                                  Name:
                                  Title:


                                  HARRIS TRUST AND SAVINGS BANK,
                                  individually and as Co-Agent

                                  By:
                                  Name:
                                  Title:


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 [SIGNATURE PAGE 3 OF 4 OF AMENDMENT NO. 4 TO CREDIT AGREEMENT]

                                  KEYBANK NATIONAL ASSOCIATION,
                                  individually and as Co-Agent

                                  By:
                                  Name:
                                  Title:


                                  BANK OF AMERICA, N.A.,
                                  individually and as Co-Agent

                                  By:
                                  Name:
                                  Title:


                                  WACHOVIA BANK, N.A.,
                                  individually and as Co-Agent

                                  By:
                                  Name:
                                  Title:


                                  STANDARD FEDERAL BANK

                                  By:
                                  Name:
                                  Title:


                                  THE BANK OF TOKYO-MITSUBISHI,
                                  LTD., CHICAGO BRANCH

                                  By:
                                  Name:
                                  Title:

 [SIGNATURE PAGE 4 OF 4 OF AMENDMENT NO. 4 TO CREDIT AGREEMENT]

                                  MICHIGAN NATIONAL BANK

                                  By:
                                  Name:
                                  Title:


                                  THE BANK OF NOVA SCOTIA

                                  By:
                                  Name:
                                  Title:


                                  HIBERNIA NATIONAL BANK

                                  By:
                                  Name:
                                  Title:


                                  CREDIT SUISSE FIRST BOSTON

                                  By:
                                  Name:
                                  Title:

                                  By:
                                  Name:
                                  Title:

                             SCHEDULE 1
                                 TO
  AMENDMENT NO. 4 TO CREDIT AGREEMENT DATED FEBRUARY 14, 2000

[GUARANTORS]
A-1 HOMES GROUP, INC., a Michigan corporation
ACCENT MOBILE HOMES, INC., a North Carolina corporation
ALPINE HOMES, INC., a Colorado corporation
AMERICAN TRANSPORT, INC., a Nevada corporation
ART RICHTER INSURANCE, INC., a Kentucky corporation
AUBURN CHAMP, INC., a Michigan corporation
BRYAN MOBILE HOMES, INC., a Texas corporation
BUILDERS CREDIT CORPORATION, a Michigan corporation
CAC FUNDING CORPORATION, a Michigan corporation
CAL-NEL, INC., a Texas corporation
CARE FREE HOMES, INC., a Michigan corporation (applied for)
CARNIVAL HOMES, INC., A Kansas corporation
CENTRAL MISSISSIPPI MANUFACTURED HOUSING, INC., a Mississippi corporation CHAMPION FINANCIAL CORPORATION, a Michigan corporation
CHAMPION HOME BUILDERS CO., a Michigan corporation
CHAMPION RETAIL, INC., a Michigan corporation
CHAMPION HOME COMMUNITIES, INC., a Michigan corporation
CHAMPION MOTOR COACH, INC., a Michigan corporation
CHANDELEUR HOMES, INC., a Michigan corporation
CLIFF AVE. INVESTMENTS, INC., a South Dakota corporation
COLONIAL HOUSING, INC., a Texas corporation
COUNTRY ESTATE HOMES, INC., an Oklahoma corporation
COUNTRYSIDE HOMES, INC., a North Dakota corporation (applied for)
CREST RIDGE HOMES, INC., a Michigan corporation
CRESTPOINTE FINANCIAL SERVICES, INC., a Delaware corporation
DUTCH HOUSING, INC., a Michigan corporation
FACTORY HOMES OUTLET, INC., an Idaho corporation
FLEMING COUNTY INDUSTRIES, INC., a Kentucky corporation
GATEWAY ACCEPTANCE CORP., a South Dakota corporation
GATEWAY MOBILE & MODULAR HOMES, INC., a Nebraska corporation
GATEWAY PROPERTIES CORP., a South Dakota corporation
GEM HOMES, INC., a Delaware corporation
GRAND MANOR, INC., a Michigan corporation
HEARTLAND HOMES, INC., a Texas corporation
HOMEPRIDE FINANCE CORPORATION, a Michigan corporation
HOMES AMERICA FINANCE, INC., a Nevada corporation
HOMES AMERICA OF ARIZONA, INC., an Arizona corporation
HOMES AMERICA OF CALIFORNIA, INC., a California corporation
HOMES AMERICA OF OKLAHOMA, INC., an Oklahoma corporation
HOMES AMERICA OF UTAH, INC., a Utah corporation
HOMES AMERICA OF WYOMING, INC., a Wyoming corporation
HOMES AMERICA, INC., a Michigan corporation
HOMES OF LEGEND, INC., a Michigan corporation

HOMES OF MERIT, INC., a Florida corporation
I.D.A., INC., an Oklahoma corporation
IMPERIAL HOUSING, INC., a Texas corporation
INVESTMENT HOUSING, INC., a Texas corporation
ISEMAN CORPORATION, a South Dakota corporation
JASPER MOBILE HOMES, INC., a Texas corporation
LAKE COUNTRY LIVING, INC., a Texas corporation
LAMPLIGHTER HOMES, INC., a Washington corporation
LAMPLIGHTER HOMES (OREGON), INC., an Oregon corporation
M&J SOUTHWEST DEVELOPMENT CORP., a Texas corporation
MANUFACTURED HOUSING OF LOUISIANA, INC., a Michigan corporation
MOBILE FACTORY OUTLET, INC., a Texas corporation
MODULINE INTERNATIONAL, INC., a Washington corporation
NORTHSTAR CORPORATION, a South Dakota corporation
PHILADELPHIA HOUSING CENTER, INC., a Mississippi corporation
PRAIRIE RIDGE, INC., a Kansas corporation
PREMIER HOUSING, INC., a Texas corporation
REDMAN BUSINESS TRUST, a Delaware business trust
REDMAN HOMES MANAGEMENT COMPANY, INC., a Delaware corporation
REDMAN HOMES, INC., a Delaware corporation
REDMAN INDUSTRIES, INC., a Delaware corporation
REDMAN INVESTMENT, INC., a Delaware corporation
REDMAN MANAGEMENT SERVICES BUSINESS TRUST, a Delaware business trust REDMAN RETAIL, INC., a Delaware corporation
REGENCY SUPPLY COMPANY, INC., a Delaware corporation
SAN JOSE ADVANTAGE HOMES, a California corporation
SERVICE CONTRACT CORPORATION, a Michigan corporation
SOUTHERN SHOWCASE FINANCE, INC., a Michigan corporation
SOUTHERN SHOWCASE HOUSING, INC., a North Carolina corporation
STAR FLEET, INC., an Indiana corporation
THE OKAHUMPKA CORPORATION, a Florida corporation
THOMAS HOMES OF AUSTIN, INC., a Texas corporation
THOMAS HOMES OF BUDA, INC., a Texas corporation
THOMAS HOMES OF TEXAS, INC., a Texas corporation
TOM TERRY ENTERPRISES, INC., a Nevada corporation
TRADING POST MOBILE HOMES, INC., a Kentucky corporation
USA MOBILE HOMES, INC., an Oregon corporation
VICTORY INVESTMENT CO., an Oklahoma corporation
VIDOR MOBILE HOME CENTER, INC., a Texas corporation
WESTERN HOMES CORPORATION, a Delaware corporation
WHITWORTH MANAGEMENT, INC., a Nevada corporation
WRIGHT'S MOBILE HOMES, INC., a Texas corporation